UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: April 22, 2005


                           EAST DELTA RESOURCES CORP.
             (Exact Name of Registrant as Specified in Its Charter)

   Delaware                                  000-32477          98-0212726
(State or Other Jurisdiction of             (Commission        (IRS Employer
Incorporation)                              File Number)     Identification No.)

Suite 600, 447 St-Francis Xavier St.,
Montreal, Quebec, Canada                                         H2Y 2T1
(Address of Principal                                       (Zip/Postal Code)
Executive Offices)

       Registrant's telephone number, including area code: (514) 845-6448


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                           Forward-Looking Statements

This Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2004. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 5.02  Appointment of Director.

Effective April 15, 2005, Mr. Felix Furst of Montreal, Quebec has been appointed to the Board of Directors of the Registrant.

Mr. Furst purchased common shares in the Registrant in March, 2004, and again in November, 2004, investing a total of $500,000 into the company. In each case the shares were sold at a discount to the prevailing market price of the shares. In view of the restriction on the re-sale of these shares and limited liquidity of the shares of the Registrant in general, the Registrant feels that the cost per share to Mr. Furst was fairly priced.

At no time was Mr. Furst's eventual election to the Board of Directors a pre-condition to his investment in the Registrant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EAST DELTA RESOURCES CORP.



Date: April 22, 2005                          By:   /s/ Victor I. H. Sun
                                                 ------------------------
                                                        Victor I.H. Sun
                                                        President & CEO